Securities and Exchange Commission
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):

                        October 16, 2002

                           CADIZ INC.
     (Exact name of Registrant as specified in its charter)

                            Delaware
         (State or other jurisdiction of incorporation)

                0-12114                        77-0313235
        (Commission File Number)   (IRS Employer Identification No.)


100 Wilshire Boulevard, Suite 1600, Santa Monica, CA         90401
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (310) 899-4700

ITEM 5.  OTHER EVENTS

         Attached hereto as Exhibit 99.1 is a copy of a press release dated October 15, 2002 as issued by the Registrant.


ITEM 7.  EXHIBITS

          99.1 Press Release dated October 15, 2002

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Cadiz Inc.

                              By:   /s/ Jennifer Hankes Painter
                                   ----------------------------
                                   Jennifer Hankes Painter
                                   General Counsel and
                                   Corporate Secretary

Dated:  October 18, 2002